                                   Preliminary
                            Marketing Memorandum for:

                                   $75,000,000

                            UCFC Funding Corporation
                                   (Depositor)

            Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1997-2

The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the transaction, and not by or as agent for UCFC Funding Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                            UCFC Funding Corporation
      Manufactured Housing Contract Pass-Through Certificates Series 1997-2

Title of Certificates:  Manufactured Housing Contract Pass-Through Certificates,
                        Series 1997-2

Offered Certificates: The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the "Senior Certificates"), the Class M and the Class B-1 Certificates.

Depositor:              UCFC Funding Corporation, a Louisiana corporation.

Servicer:               United Companies Lending Corporation, a Louisiana
                        corporation, an indirect, wholly-owned subsidiary of United Companies Financial Corporation.

Trustee:                Bankers Trust Company of California, N.A.

Lead Manager:           Prudential Securities Incorporated
Co-Manager:             Credit Suisse First Boston

                   Class      Class      Class      Class      Class      Class       | *Class
                     A1         A2         A3         A4         M          B1        |    B2
                                                                                      |
Amount(000):       14,400     15,900     10,000     17,450     7,125      6,000       |   4,125
                                                                                      |
**Coupon:           6.390      6.615      6.770      7.190     7.380      7.370       |     n/a
                                                                                      |
Approx. Price:      100-0      100-0      99-31      100-0     100-0      100-0       |     n/a
                                                                                      |
Yield:              6.221      6.610      6.812      7.260     7.451      7.432       |     n/a
                                                                                      |
Spread:            45/1yr     43/3yr     50/5yr    83/10yr  102/10yr        100       |     n/a
                                                                                      |
Avg Life:           [1.05       3.05       5.23       11.80     10.45       7.46]     |     n/a
                                                                                      |
Avg Life:           [1.05       3.05       5.23       11.09      9.90       7.46]     |     n/a
To Call                                                                               |
                                                                                      |
1st Pmt:           [07/15/97   06/15/99   09/15/01   03/15/04   07/15/02   07/15/02]  |     n/a
                                                                                      |
Exp Mat:           [06/15/99   09/15/01   03/15/04   09/15/18   09/15/18   01/15/08]  |     n/a
                                                                                      |
To 10% Call:       [06/15/99   09/15/01   03/15/04   02/15/12   02/15/12   01/15/08]  |     n/a
                                                                                      |
Final Mat:         [09/15/04   09/15/09   08/15/14   10/15/28   10/15/28   12/15/17]  |     n/a
                                                                                      |
Pymt Delay:         14 Days    14 Days    14 Days     14 Days   14 Days    14 Days    |     n/a

                                                                                      |
Dated Date:         06/1/97    06/1/97    06/1/97     06/1/97   06/1/97    06/1/97    |     n/a
                                                                                      |
Int. Pymt:          Monthly    Monthly    Monthly     Monthly   Monthly    Monthly    |     n/a
                                                                                      |
1st Pymt Date:      07/15/97   07/15/97   07/15/97    07/15/97  07/15/97   07/15/97   |     n/a
                                                                                      |
Rating:             Aaa/AAA    Aaa/AAA    Aaa/AAA     Aaa/AAA   Aa3/AA-    Baa2/BBB   |   Ba1/BBB
(Moody's/Fitch)

*   NOTE:  THE CLASS B-2 CERTIFICATES ARE NOT BEING OFFERED **
** PAYMENT OF INTEREST EACH MONTH ON ALL CLASSES OF CERTIFICATES IS SUBJECT TO A MAXIMUM RATE EQUAL TO THE WEIGHTED AVERAGE OF THE NET CONTRACT RATES (DEFINED BELOW) RELATING TO SUCH REMITTANCE DATE.

Pricing Date:           June 17, 1997

Closing Date:           Settlement with Investors will be on or about
                        June 26, 1997.

Cut-Off Date:           The opening of business on June 1, 1997.

Prepayment Speed:       175% MHP

Net Contract Rate:      The Net Contract Rate of a Contract equals the rate of
                        interest then borne by such Contract minus 0.515% per annum (the "Expense Fee Rate")

Remittance Date:        The 15th day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning in July, 1997.

Interest Accrual:       The "Interest Accrual Period" for each Class of
                        Certificates will be the calendar month preceding the month of such Remittance Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Originators:            The Contracts were, and any Subsequent Contracts will
                        have been, originated or purchased by United Companies
                        Funding, Inc. ("UCFI"), United Companies or UNICOR
                        Mortgage, Inc. ("UNICOR," and collectively with UCFI and United Companies, the "Originators") Each Originator is a Louisiana corporation and an affiliate of the Depositor.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            UCFC Funding Corporation
      Manufactured Housing Contract Pass-Through Certificates Series 1997-2


Credit Enhancement:      SUBORDINATION:    Expected subordination levels as a %
                                           of the total Certificates:

                                           Class A1-A4:   Aaa/AAA        23.00%
                                           Class M:       Aa3/AA-        13.50%
                                           Class B-1:     Baa2/BBB        5.50%

                         EXCESS SERVICING: The Class R Certificate (not offered) represents excess servicing on the Contracts and is the first loss piece. The Class R Certificate is subordinated to the Regular Certificates on a monthly basis.

Expected Collateral
Delivery at Closing:     Approximately $56,332,525

Pre-Funding Account:     On the Closing Date, the Trustee will establish and
                         thereafter maintain with itself a trust account (the
                         "Pre-Funding Account"). On the Closing date, approximately $18,667,475 in cash (the "Pre-Funded
                         Amount") will be deposited in the Pre-Funding Account any may be used only to (i) acquire additional manufactured housing installment sales contracts and manufactured housing installment loan agreements
                         (collectively, the "Subsequent Contracts") and (ii) make accelerated payments of principal on the Senior
                         Certificates. During the period (the "Pre-Funding
                         Period") from the Closing Date to the earliest to occur of (i) the Funding Termination Date (defined below),
                         (ii) an Event of Default under the Agreement and (iii)
                         September 15, 1997, amounts on deposit in the Pre-Funding Account may be withdrawn from time to time to acquire Subsequent Contracts in accordance with the Agreement. The "Funding Termination Date" will be the date on which the Pre Funded amount has been reduced to less than $100,000. Any Pre-Funded amount remaining in the Pre-Funding Account at the end of the Pre-Funding
                         Period will be distributed on the Remittance Date at or immediately following the end of such Pre- Funding
                         Period to the Classes of Senior Certificates then entitled to distributions of principal.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            UCFC Funding Corporation
      Manufactured Housing Contract Pass-Through Certificates Series 1997-2


Priority of
Distrbutions:            On each Remittance Date, the Trustee will distribute
                         out of the Certificate Account, the following amounts in the following order of priority, in each case, to the extent of the remaining Amount Available:

                                  (i)  to the Trustee, the Trustee Fee;
                                 (ii)  concurrently, to each Class of Senior
                                       Certificates, the related Class Interest
                                       Distribution Amount, any shortfall being allocated on a pro rata basis in accordance with the respective Class Interest Disbribution Amount for each such Class;
                                (iii) sequentially to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, in that order, an amount up to the Senior Principal Disbribution Amount, until the respective Class Certificate Balances are reduced to zero;
                                 (iv)  to the Class M Certificates, the Class
                                       Interest Distribution Amount;
                                  (v)  to the Class M Certificates, an amount
                                       up to the Class M Principal Distribution
                                       Amount, until the Class M Certificate
                                       Balance is reduced to zero;
                                  (vi) to the Class B-1 Certificates, the Class
                                       Interest Distribution Amount;
                                 (vii) to the Class B-1 Certificates, an amount
                                       up to the Class B Percentage of the
                                       Formula Principal Distribution Amount,
                                       until the Class B-1 Certificate Balance
                                       is reduced to zero;
                                (viii) to the Class B-2 Certificates, the
                                       Class Interest Distribution Amount;
                                  (ix) to the Class B-2 Certificates, an amount
                                       up to the Class B-2 Principal
                                       Distribution Amount, until the Class B-2
                                       Certificate Balance is reduced to zero;
                                   (x) to the Guarantor of the Class B-2
                                       Certificates, any unreimbursed Guarantee
                                       Payments with respect to the Class B-2
                                       Certificates; and
                                  (xi) to the Class R Certificates, any
                                       remaining Amount Available.

                         Distributions of principal of the Class M and Class B-1 Certificates will not commence until at least the

                         Remittance Date in July 2002 unless the aggregate Class Certificate Balance of the Senior Certificates is reduced to zero prior thereto. After such Remittance Date, distributions of principal of the Class M and/or Class B-1 Certificates will only be made if certain performance tests are satisfied, unless the aggregate Class Certificate Balance of the Senior Certificates, and, in the case of the Class B-1 Certificates, the Class Certificate Balance of the Class M Certificates is reduced to zero.

                         -----------------------------------------------------------------------------------------
                         |                     |                      |                    |                     |
                         |          A1         |          A2          |         A3         |        A-4          |
                         |---------------------|----------------------|--------------------|---------------------|
                         |                           |                                                           |
                         |                           |                              M                            |
                         |    5 year lockout         |___________________________________________________________|
                         |                           |                             |                             |
                         |                           |             B-1             |           B-2               |
                         |---------------------------|-----------------------------|-----------------------------|

Performance Test:        The Average 60-Day Delinquency Ratio is less than
                         or equal to 5%; the Average 30-Day Delinquency Ratio is less than or equal to 7%; the Current Realized Loss
                         Ratio is less than or equal to 2.75%; and the Cumulative Realized Losses are less than or equal to the applicable percentage of the Aggregate Cut-off Date
                         Pool Principal Balance set forth below:

                                Remittance Date During              Percentage
                                ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~     ~~~~~~~~~~
                                July 1, 2002 - June 30, 2003            7%
                                July 1, 2003 - June 30, 2004            8%
                                July 1, 2004 and thereafter             9%


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            UCFC Funding Corporation
      Manufactured Housing Contract Pass-Through Certificates Series 1997-2


Optional Termination:    The Servicer has the option to purchase from the Trust
                         all remaining Contracts and all other property in the Trust on any Remittance Date when the Pool Principal
                         Balance is less than 10% of the Aggregate Cut-off Date
                         Pool Principal Balance.

Auction Sale:            If the Servicer does not exercise its optional
                         termination right within ninety days after the Servicer
                         Optional Termination Date, the Trustee will solicit bids for the purchase of all Contracts remaining in the Trust. In the event that satisfactory bids are received as described in the Pooling and Servicing Agreement, the net sale proceeds will be distributed to Certificateholders in the same order of priority as collections received in respect of the Contracts. If satisfactory bids are not received, the Trustee will not sell the Contracts and will not solicit any further bids or otherwise negotiate any further sale of the Contracts.

ERISA Considerations:    Class A-1 through A-4:  (Please contact PSI's trading
                         desk for further information)
                         The Class M and B-1 Certificates will NOT be ERISA eligible.

SMMEA Considerations:    Upon termination of the Pre-Funding Period, the
                         Senior Certificates and the Class M Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                         Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such , will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA.

                         The Class B-1 Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus") Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $14,400,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                    ucfcmh72                             FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $14,400,000.00                 BOND A1 PRICE-YIELD TABLE                  YIELD TABLE DATE: 06/26/97

                                                     PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         6.605       6.606       6.606       6.605       6.604       6.604
     99-24+        6.589       6.595       6.593       6.587       6.585       6.583
     99-25         6.573       6.584       6.580       6.570       6.566       6.563
     99-25+        6.557       6.573       6.567       6.552       6.547       6.542
     99-26         6.541       6.561       6.554       6.535       6.528       6.522
     99-26+        6.525       6.550       6.542       6.517       6.509       6.501
     99-27         6.509       6.539       6.529       6.500       6.490       6.480
     99-27+        6.493       6.527       6.516       6.482       6.471       6.460

     99-28         6.477       6.516       6.503       6.464       6.452       6.439
     99-28+        6.461       6.505       6.490       6.447       6.433       6.419
     99-29         6.445       6.494       6.477       6.429       6.414       6.398
     99-29+        6.429       6.482       6.464       6.412       6.395       6.377
     99-30         6.413       6.471       6.451       6.394       6.376       6.357
     99-30+        6.397       6.460       6.439       6.377       6.356       6.336
     99-31         6.381       6.449       6.426       6.359       6.337       6.316
     99-31+        6.365       6.437       6.413       6.342       6.318       6.295

    100-00         6.349       6.426       6.400       6.324       6.299       6.275
    100-00+        6.333       6.415       6.387       6.307       6.280       6.254
    100-01         6.317       6.404       6.374       6.289       6.261       6.233
    100-01+        6.302       6.392       6.362       6.272       6.242       6.213
    100-02         6.286       6.381       6.349       6.254       6.223       6.192
    100-02+        6.270       6.370       6.336       6.237       6.204       6.172
    100-03         6.254       6.359       6.323       6.220       6.185       6.151
    100-03+        6.238       6.347       6.310       6.202       6.166       6.131

    100-04         6.222       6.336       6.297       6.185       6.147       6.110
    100-04+        6.206       6.325       6.285       6.167       6.128       6.090
    100-05         6.190       6.314       6.272       6.150       6.109       6.069
    100-05+        6.174       6.303       6.259       6.132       6.091       6.049
    100-06         6.158       6.291       6.246       6.115       6.072       6.028
    100-06+        6.142       6.280       6.233       6.097       6.053       6.008
    100-07         6.126       6.269       6.221       6.080       6.034       5.988
    100-07+        6.111       6.258       6.208       6.063       6.015       5.967

First Payment      0.053       0.053       0.053       0.053       0.053       0.053
Average Life       1.049       1.517       1.317       0.953       0.873       0.806
Last Payment       1.969       2.886       2.469       1.803       1.636       1.553

Mod.Dur. @ 100-00  0.975       1.383       1.211       0.889       0.818       0.757

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $15,900,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                    ucfcmh72                             FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $15,900,000.00                 BOND A2 PRICE-YIELD TABLE                  YIELD TABLE DATE: 06/26/97

                                                     PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         6.760       6.761       6.760       6.759       6.759       6.759
     99-24+        6.754       6.757       6.756       6.753       6.752       6.751
     99-25         6.748       6.752       6.751       6.747       6.745       6.744
     99-25+        6.742       6.748       6.746       6.740       6.738       6.736
     99-26         6.736       6.744       6.741       6.734       6.731       6.729
     99-26+        6.730       6.740       6.737       6.727       6.724       6.721
     99-27         6.725       6.736       6.732       6.721       6.717       6.714
     99-27+        6.719       6.731       6.727       6.715       6.710       6.706

     99-28         6.713       6.727       6.722       6.708       6.703       6.699
     99-28+        6.707       6.723       6.718       6.702       6.697       6.691
     99-29         6.701       6.719       6.713       6.695       6.690       6.684
     99-29+        6.695       6.715       6.708       6.689       6.683       6.676
     99-30         6.689       6.710       6.703       6.683       6.676       6.669
     99-30+        6.684       6.706       6.699       6.676       6.669       6.661
     99-31         6.678       6.702       6.694       6.670       6.662       6.654
     99-31+        6.672       6.698       6.689       6.663       6.655       6.647

    100-00         6.666       6.694       6.684       6.657       6.648       6.639
    100-00+        6.660       6.689       6.680       6.651       6.641       6.632
    100-01         6.654       6.685       6.675       6.644       6.634       6.624
    100-01+        6.649       6.681       6.670       6.638       6.627       6.617
    100-02         6.643       6.677       6.666       6.631       6.620       6.609
    100-02+        6.637       6.673       6.661       6.625       6.613       6.602
    100-03         6.631       6.669       6.656       6.619       6.606       6.594
    100-03+        6.625       6.664       6.651       6.612       6.600       6.587

    100-04         6.619       6.660       6.647       6.606       6.593       6.579
    100-04+        6.614       6.656       6.642       6.600       6.586       6.572
    100-05         6.608       6.652       6.637       6.593       6.579       6.565
    100-05+        6.602       6.648       6.632       6.587       6.572       6.557
    100-06         6.596       6.643       6.628       6.580       6.565       6.550
    100-06+        6.590       6.639       6.623       6.574       6.558       6.542
    100-07         6.584       6.635       6.618       6.568       6.551       6.535
    100-07+        6.579       6.631       6.614       6.561       6.544       6.527

First Payment      1.969       2.886       2.469       1.803       1.636       1.553
Average Life       3.048       4.454       3.862       2.761       2.526       2.329

Last Payment       4.219       6.136       5.303       3.803       3.469       3.219
Mod.Dur. @ 100-00  2.662       3.714       3.283       2.435       2.245       2.084

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $10,000,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                    ucfcmh72                             FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $10,000,000.00                 BOND A3 PRICE-YIELD TABLE                  YIELD TABLE DATE: 06/26/97

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         6.965       6.966       6.966       6.964       6.964       6.964
     99-24+        6.961       6.963       6.963       6.960       6.960       6.959
     99-25         6.958       6.961       6.960       6.956       6.955       6.954
     99-25+        6.954       6.958       6.957       6.952       6.951       6.949
     99-26         6.950       6.955       6.954       6.948       6.946       6.944
     99-26+        6.947       6.953       6.951       6.944       6.942       6.940
     99-27         6.943       6.950       6.948       6.940       6.937       6.935
     99-27+        6.939       6.947       6.945       6.936       6.933       6.930

     99-28         6.936       6.945       6.942       6.932       6.928       6.925
     99-28+        6.932       6.942       6.939       6.928       6.924       6.921
     99-29         6.928       6.939       6.936       6.924       6.920       6.916
     99-29+        6.925       6.937       6.933       6.919       6.915       6.911
     99-30         6.921       6.934       6.930       6.915       6.911       6.906
     99-30+        6.917       6.931       6.927       6.911       6.906       6.901
     99-31         6.914       6.928       6.924       6.907       6.902       6.897
     99-31+        6.910       6.926       6.921       6.903       6.897       6.892

    100-00         6.906       6.923       6.918       6.899       6.893       6.887
    100-00+        6.903       6.920       6.915       6.895       6.888       6.882
    100-01         6.899       6.918       6.912       6.891       6.884       6.877
    100-01+        6.895       6.915       6.909       6.887       6.879       6.873
    100-02         6.892       6.912       6.906       6.883       6.875       6.868
    100-02+        6.888       6.910       6.903       6.879       6.871       6.863
    100-03         6.884       6.907       6.900       6.875       6.866       6.858
    100-03+        6.881       6.904       6.897       6.870       6.862       6.854

    100-04         6.877       6.902       6.894       6.866       6.857       6.849
    100-04+        6.873       6.899       6.891       6.862       6.853       6.844
    100-05         6.870       6.896       6.889       6.858       6.848       6.839
    100-05+        6.866       6.894       6.886       6.854       6.844       6.834
    100-06         6.862       6.891       6.883       6.850       6.840       6.830
    100-06+        6.859       6.888       6.880       6.846       6.835       6.825
    100-07         6.855       6.886       6.877       6.842       6.831       6.820
    100-07+        6.851       6.883       6.874       6.838       6.826       6.815

First Payment      4.219       6.136       5.303       3.803       3.469       3.219
Average Life       5.230       7.762       6.800       4.594       4.158       3.821
Last Payment       6.719       9.886       8.636       5.719       4.886       4.469

Mod.Dur. @ 100-00  4.241       5.803       5.240       3.808       3.497       3.249

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $17,450,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                    ucfcmh72                             FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $17,450,000.00                 BOND A4 PRICE-YIELD TABLE                  YIELD TABLE DATE: 06/26/97

                                                     PREPAYMENT SPEED

                                                 ******* TO CALL *********

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-23         7.381       7.381       7.381       7.381       7.381       7.381
     99-23+        7.379       7.379       7.379       7.378       7.378       7.378
     99-24         7.376       7.377       7.377       7.376       7.376       7.375
     99-24+        7.374       7.375       7.375       7.374       7.373       7.372
     99-25         7.372       7.374       7.373       7.371       7.371       7.370
     99-25+        7.370       7.372       7.371       7.369       7.368       7.367
     99-26         7.368       7.370       7.369       7.367       7.366       7.364
     99-26+        7.366       7.368       7.368       7.364       7.363       7.361

     99-27         7.364       7.366       7.366       7.362       7.360       7.359
     99-27+        7.361       7.365       7.364       7.360       7.358       7.356
     99-28         7.359       7.363       7.362       7.357       7.355       7.353
     99-28+        7.357       7.361       7.360       7.355       7.353       7.350
     99-29         7.355       7.359       7.358       7.353       7.350       7.348
     99-29+        7.353       7.358       7.356       7.351       7.348       7.345
     99-30         7.351       7.356       7.354       7.348       7.345       7.342
     99-30+        7.348       7.354       7.352       7.346       7.343       7.339

     99-31         7.346       7.352       7.351       7.344       7.340       7.337
     99-31+        7.344       7.350       7.349       7.341       7.338       7.334
    100-00         7.342       7.349       7.347       7.339       7.335       7.331
    100-00+        7.340       7.347       7.345       7.337       7.333       7.328
    100-01         7.338       7.345       7.343       7.334       7.330       7.326
    100-01+        7.336       7.343       7.341       7.332       7.328       7.323
    100-02         7.333       7.342       7.339       7.330       7.325       7.320
    100-02+        7.331       7.340       7.337       7.327       7.323       7.318

    100-03         7.329       7.338       7.335       7.325       7.320       7.315
    100-03+        7.327       7.336       7.334       7.323       7.318       7.312
    100-04         7.325       7.334       7.332       7.320       7.315       7.309
    100-04+        7.323       7.333       7.330       7.318       7.313       7.307
    100-05         7.321       7.331       7.328       7.316       7.310       7.304
    100-05+        7.318       7.329       7.326       7.313       7.308       7.301
    100-06         7.316       7.327       7.324       7.311       7.305       7.298
    100-06+        7.314       7.326       7.322       7.309       7.303       7.296


First Payment      6.719       9.886       8.636       5.719       4.886       4.469
Average Life      11.089      15.008      13.630       9.919       8.840       7.881
Last Payment      14.636      18.803      17.469      13.553      12.553      11.636
Mod.Dur. @  99-31  7.240       8.722       8.242       6.705       6.172       5.670

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $7,125,000.00                                                                   DATED DATE: 06/01/97
          COUPON:  TBD                                    ucfcmh72                             FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $7,125,000.00                   BOND M PRICE-YIELD TABLE                  YIELD TABLE DATE: 06/26/97

                                                     PREPAYMENT SPEED

                                                 ******* TO CALL *********

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.612       7.613       7.612       7.612       7.611       7.611
     99-24+        7.609       7.611       7.610       7.609       7.609       7.609
     99-25         7.607       7.609       7.608       7.607       7.606       7.606
     99-25+        7.605       7.607       7.606       7.604       7.604       7.603
     99-26         7.602       7.605       7.604       7.602       7.601       7.601
     99-26+        7.600       7.603       7.602       7.599       7.599       7.598
     99-27         7.598       7.601       7.600       7.597       7.596       7.596
     99-27+        7.595       7.599       7.597       7.594       7.594       7.593

     99-28         7.593       7.597       7.595       7.592       7.591       7.590
     99-28+        7.590       7.595       7.593       7.590       7.589       7.588
     99-29         7.588       7.593       7.591       7.587       7.586       7.585
     99-29+        7.586       7.591       7.589       7.585       7.584       7.583
     99-30         7.583       7.588       7.587       7.582       7.581       7.580
     99-30+        7.581       7.586       7.585       7.580       7.579       7.578
     99-31         7.579       7.584       7.582       7.577       7.576       7.575
     99-31+        7.576       7.582       7.580       7.575       7.574       7.572

    100-00         7.574       7.580       7.578       7.572       7.571       7.570
    100-00+        7.571       7.578       7.576       7.570       7.569       7.567
    100-01         7.569       7.576       7.574       7.568       7.566       7.565
    100-01+        7.567       7.574       7.572       7.565       7.564       7.562
    100-02         7.564       7.572       7.570       7.563       7.561       7.559
    100-02+        7.562       7.570       7.567       7.560       7.559       7.557
    100-03         7.560       7.568       7.565       7.558       7.556       7.554
    100-03+        7.557       7.566       7.563       7.555       7.554       7.552

    100-04         7.555       7.564       7.561       7.553       7.551       7.549
    100-04+        7.553       7.562       7.559       7.551       7.549       7.547
    100-05         7.550       7.560       7.557       7.548       7.546       7.544
    100-05+        7.548       7.558       7.555       7.546       7.544       7.541
    100-06         7.545       7.556       7.552       7.543       7.541       7.539
    100-06+        7.543       7.554       7.550       7.541       7.539       7.536
    100-07         7.541       7.552       7.548       7.538       7.536       7.534
    100-07+        7.538       7.550       7.546       7.536       7.534       7.531


First Payment      5.053       6.553       5.803       5.053       5.053       5.053
Average Life       9.902      12.808      11.636       9.423       8.992       8.602
Last Payment      14.636      18.803      17.469      13.553      12.553      11.636
Mod.Dur. @ 100-00  6.566       7.718       7.267       6.373       6.191       6.020

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $6,000,000.00                                                                   DATED DATE: 06/01/97
          COUPON:  TBD                                    ucfcmh72                             FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $6,000,000.00                  BOND B1 PRICE-YIELD TABLE                  YIELD TABLE DATE: 06/26/97

                                                     PREPAYMENT SPEED

                                                 ******* TO CALL *********

           PRICING SPEED
                  175.0%     100.00%     125.00%     200.00%     225.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.590       7.591       7.591       7.590       7.590       7.590
     99-24+        7.587       7.589       7.588       7.587       7.587       7.587
     99-25         7.584       7.587       7.586       7.584       7.584       7.583
     99-25+        7.581       7.584       7.583       7.581       7.581       7.580
     99-26         7.579       7.582       7.581       7.578       7.578       7.577
     99-26+        7.576       7.580       7.578       7.575       7.575       7.574
     99-27         7.573       7.577       7.576       7.572       7.572       7.571
     99-27+        7.570       7.575       7.573       7.569       7.569       7.568

     99-28         7.567       7.572       7.570       7.567       7.566       7.565
     99-28+        7.564       7.570       7.568       7.564       7.563       7.562
     99-29         7.562       7.568       7.565       7.561       7.560       7.559
     99-29+        7.559       7.565       7.563       7.558       7.557       7.556
     99-30         7.556       7.563       7.560       7.555       7.554       7.553
     99-30+        7.553       7.561       7.558       7.552       7.551       7.550
     99-31         7.550       7.558       7.555       7.549       7.548       7.547
     99-31+        7.547       7.556       7.553       7.546       7.545       7.544

    100-00         7.544       7.554       7.550       7.543       7.542       7.541
    100-00+        7.542       7.551       7.548       7.540       7.539       7.538
    100-01         7.539       7.549       7.545       7.537       7.536       7.535
    100-01+        7.536       7.547       7.543       7.535       7.533       7.532
    100-02         7.533       7.544       7.540       7.532       7.530       7.529
    100-02+        7.530       7.542       7.537       7.529       7.527       7.526
    100-03         7.527       7.540       7.535       7.526       7.524       7.523
    100-03+        7.525       7.537       7.532       7.523       7.521       7.520

    100-04         7.522       7.535       7.530       7.520       7.519       7.517
    100-04+        7.519       7.533       7.527       7.517       7.516       7.514
    100-05         7.516       7.530       7.525       7.514       7.513       7.511
    100-05+        7.513       7.528       7.522       7.511       7.510       7.508
    100-06         7.510       7.526       7.520       7.508       7.507       7.505
    100-06+        7.508       7.523       7.517       7.506       7.504       7.502
    100-07         7.505       7.521       7.515       7.503       7.501       7.499
    100-07+        7.502       7.518       7.512       7.500       7.498       7.496


First Payment      5.053       6.553       5.803       5.053       5.053       5.053
Average Life       7.462       9.759       8.726       7.232       7.038       6.872
Last Payment      10.553      13.719      12.386      10.053       9.636       9.303
Mod.Dur. @ 100-00  5.472       6.618       6.124       5.352       5.248       5.158

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     - UCFCMH 1997-2
     - Cut Off Date of Tape is 05/31/97
     - FIXED RATE MANUFACTURED HOUSING LOANS
     -      $56,332,524.77
     -  Collateral Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,787

Aggregate Unpaid Principal Balance:                $56,332,524.77
Aggregate Original Principal Balance:              $56,418,197.44

Weighted Average Gross Coupon:                            11.135%
Gross Coupon Range:                             8.250% -  17.100%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $31,523.52
Average Original Principal Balance:                    $31,571.46

Maximum Unpaid Principal Balance:                      $99,441.80
Minimum Unpaid Principal Balance:                       $4,873.04

Maximum Original Principal Balance:                    $99,491.80
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         248.679
Stated Rem Term Range:                          36.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        248.674
Amortized Rem Term Range:                       35.928 -  360.078

Weighted Average Age (First Pay thru Paid Thru Date):       0.888
Age Range:                                       0.000 -  112.000

Weighted Average Original Term:                           249.567
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             82.040
Original LTV Range:                            16.720% - 100.000%

Weighted Average Current LTV:                              81.929
Current LTV Range:                             16.720% - 100.000%

New Manufactured Homes                                     50.74%
Used Manufactured Homes                                    49.26%

Chattel Contracts                                          54.61%
Land-and-Home Contracts                                    45.39%

Primary Residence                                          99.78%

Other                                                       0.22%

Purchase                                                   58.80%
Refinance                                                  41.20%

Single Wides                                               47.39%
Double Wides                                               51.07%
Triple Wides                                                1.24%
Unknown                                                     0.30%
--------------------------------------------------------------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                 GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AL                         3                  94,417.73         0.17
AR                        21                 607,740.76         1.08
AZ                        12                 353,470.55         0.63
CA                         9                 316,125.46         0.56
CO                        17                 540,707.78         0.96
DE                         4                 219,147.95         0.39
FL                       189               6,185,457.53        10.98
GA                        89               2,952,799.23         5.24
IA                        14                 330,079.52         0.59
ID                         2                 158,500.00         0.28
IL                         3                  63,261.31         0.11
IN                        27                 596,151.44         1.06
KY                        20                 554,577.64         0.98
LA                       136               3,672,727.40         6.52
MD                         3                  76,549.48         0.14
ME                         5                 164,946.17         0.29
MI                        46               1,224,751.03         2.17
MN                        46               1,044,264.97         1.85
MO                         5                 132,385.59         0.24
MS                        26                 718,877.21         1.28
MT                         1                  76,572.69         0.14
NC                       298               9,673,637.23        17.17
NE                         1                  11,752.36         0.02
NH                         1                  30,200.00         0.05
NM                        39               1,590,452.62         2.82
NV                         1                  54,300.00         0.10
NY                        10                 313,752.22         0.56
OH                        17                 436,535.16         0.77
OK                        31                 878,064.94         1.56
OR                        11                 625,737.41         1.11
PA                        49               1,150,258.47         2.04
SC                       300              10,023,080.49        17.79
TN                        60               2,310,625.41         4.10
TX                       222               7,046,030.26        12.51
UT                         4                 130,345.93         0.23
VA                        17                 476,344.62         0.85
WA                         7                 358,359.47         0.64
WI                        27                 692,709.76         1.23
WV                        14                 446,826.98         0.79
--------------------------------------------------------------------------
Total...............    1787            $ 56,332,524.77       100.00%
==========================================================================

             DISTRIBUTION OF CONTRACT AMOUNTS AS OF THE CUT-OFF DATE


                                                                                            Percentage of
                                                                              Aggregate     Cut-Off Date
           Current                                              Number of      Unpaid         Aggregate
        Mortgage Loan                                           Mortgage      Principal       Principal
        Principal Balance                                         Loans        Balance         Balance

         0 [Less than] Balance [Less than or equal to]   5,000      6          29,691.43         .05
     5,000 [Less than] Balance [Less than or equal to]  10,000     89         716,163.30        1.27
    10,000 [Less than] Balance [Less than or equal to]  15,000    189       2,359,593.06        4.19
    15,000 [Less than] Balance [Less than or equal to]  20,000    188       3,310,683.66        5.88
    20,000 [Less than] Balance [Less than or equal to]  25,000    194       4,409,572.64        7.83
    25,000 [Less than] Balance [Less than or equal to]  30,000    262       7,212,909.82       12.80
    30,000 [Less than] Balance [Less than or equal to]  35,000    248       8,028,818.54       14.25
    35,000 [Less than] Balance [Less than or equal to]  40,000    149       5,595,368.97        9.93
    40,000 [Less than] Balance [Less than or equal to]  45,000    131       5,571,642.65        9.89
    45,000 [Less than] Balance [Less than or equal to]  50,000     91       4,315,045.04        7.66
    50,000 [Less than] Balance [Less than or equal to]  55,000     79       4,141,531.31        7.35
    55,000 [Less than] Balance [Less than or equal to]  60,000     54       3,109,664.22        5.52
    60,000 [Less than] Balance [Less than or equal to]  65,000     37       2,305,644.86        4.09
    65,000 [Less than] Balance [Less than or equal to]  70,000     25       1,684,187.69        2.99
    70,000 [Less than] Balance [Less than or equal to]  75,000     18       1,300,710.54        2.31
    75,000 [Less than] Balance [Less than or equal to]  80,000     10         774,078.75        1.37
    80,000 [Less than] Balance [Less than or equal to]  85,000     11         901,910.73        1.60
    85,000 [Less than] Balance [Less than or equal to]  90,000      2         176,585.34         .31
    90,000 [Less than] Balance [Less than or equal to]  95,000      1          94,004.99         .17
    95,000 [Less than] Balance [Less than or equal to] 100,000      3         294,717.23         .52
---------------------------------------------------------------------------------------------------------
Total.....                                                      1,787     $56,332,524.77      100.00%
==========================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                          Percentage of
                                                                           Aggregate      Cut-Off Date
        Original                                             Number of       Unpaid         Aggregate
      Loan-To-Value                                          Mortgage       Principal       Principal
          Ratio                                                Loans         Balance         Balance

15.000 [Less than] LTV [Less than or equal to] 20.000             2            12,900.00       0.02
20.000 [Less than] LTV [Less than or equal to] 25.000             4            38,055.86       0.07
25.000 [Less than] LTV [Less than or equal to] 30.000             6            74,206.16       0.13
30.000 [Less than] LTV [Less than or equal to] 35.000             9           110,788.30       0.20
35.000 [Less than] LTV [Less than or equal to] 40.000            16           190,347.13       0.34
40.000 [Less than] LTV [Less than or equal to] 45.000            21           295,930.57       0.53
45.000 [Less than] LTV [Less than or equal to] 50.000            35           546,500.41       0.97
50.000 [Less than] LTV [Less than or equal to] 55.000            47           856,364.80       1.52
55.000 [Less than] LTV [Less than or equal to] 60.000            66         1,496,974.17       2.66
60.000 [Less than] LTV [Less than or equal to] 65.000            93         2,400,717.26       4.26
65.000 [Less than] LTV [Less than or equal to] 70.000           118         3,172,448.08       5.63
70.000 [Less than] LTV [Less than or equal to] 75.000           220         6,387,435.27      11.34
75.000 [Less than] LTV [Less than or equal to] 80.000           268         9,246,482.10      16.41
80.000 [Less than] LTV [Less than or equal to] 85.000           186         5,934,306.24      10.53
85.000 [Less than] LTV [Less than or equal to] 90.000           213         7,690,489.61      13.65
90.000 [Less than] LTV [Less than or equal to] 95.000           217         7,940,477.54      14.10
95.000 [Less than] LTV [Less than or equal to]100.000           266         9,938,101.27      17.64
------------------------------------------------------------------------------------------------------
Total....................                                      1787      $ 56,332,524.77     100.00%
======================================================================================================

                                 CONTRACT RATES

                                                                                                 Percentage of
                                                                                  Aggregate       Cut-Off Date
         Gross Mortgage                                           Number of        Unpaid           Aggregate
         Interest Rate                                             Mortgage       Principal         Principal
             Range                                                  Loans          Balance           Balance

 8.00% [Less than] Gross Coupon [Less than or equal to]  8.25%         32        1,983,319.87          3.52
 8.25% [Less than] Gross Coupon [Less than or equal to]  8.50%         51        2,516,670.94          4.47
 8.50% [Less than] Gross Coupon [Less than or equal to]  8.75%         13          624,860.48          1.11
 8.75% [Less than] Gross Coupon [Less than or equal to]  9.00%         25        1,270,146.14          2.25
 9.00% [Less than] Gross Coupon [Less than or equal to]  9.25%         27        1,596,184.34          2.83
 9.25% [Less than] Gross Coupon [Less than or equal to]  9.50%         12          423,039.69          0.75
 9.50% [Less than] Gross Coupon [Less than or equal to]  9.75%         38        1,380,554.60          2.45

 9.75% [Less than] Gross Coupon [Less than or equal to] 10.00%         72        2,947,681.78          5.23
10.00% [Less than] Gross Coupon [Less than or equal to] 10.25%        102        4,132,809.65          7.34
10.25% [Less than] Gross Coupon [Less than or equal to] 10.50%        136        5,078,564.87          9.02
10.50% [Less than] Gross Coupon [Less than or equal to] 10.75%        153        4,606,053.80          8.18
10.75% [Less than] Gross Coupon [Less than or equal to] 11.00%        159        4,798,376.33          8.52
11.00% [Less than] Gross Coupon [Less than or equal to] 11.25%         75        2,149,405.25          3.82
11.25% [Less than] Gross Coupon [Less than or equal to] 11.50%         88        2,635,371.16          4.68
11.50% [Less than] Gross Coupon [Less than or equal to] 11.75%        101        2,406,979.96          4.27
11.75% [Less than] Gross Coupon [Less than or equal to] 12.00%        125        3,168,985.97          5.63
12.00% [Less than] Gross Coupon [Less than or equal to] 12.25%        119        2,582,280.92          4.58
12.25% [Less than] Gross Coupon [Less than or equal to] 12.50%         65        2,055,428.07          3.65
12.50% [Less than] Gross Coupon [Less than or equal to] 12.75%        131        2,481,061.62          4.40
12.75% [Less than] Gross Coupon [Less than or equal to] 13.00%         48        1,498,552.11          2.66
13.00% [Less than] Gross Coupon [Less than or equal to] 13.25%         53        1,573,171.53          2.79
13.25% [Less than] Gross Coupon [Less than or equal to] 13.50%         16          507,255.64          0.90
13.50% [Less than] Gross Coupon [Less than or equal to] 13.75%         35        1,246,568.76          2.21
13.75% [Less than] Gross Coupon [Less than or equal to] 14.00%         13          268,855.31          0.48
14.00% [Less than] Gross Coupon [Less than or equal to] 14.25%          1           30,400.00          0.05
14.25% [Less than] Gross Coupon [Less than or equal to] 14.50%         16          441,887.01          0.78
14.50% [Less than] Gross Coupon [Less than or equal to] 14.75%         13          309,653.47          0.55
14.75% [Less than] Gross Coupon [Less than or equal to] 15.00%          9          198,700.03          0.35
15.00% [Less than] Gross Coupon [Less than or equal to] 15.25%         36          824,126.88          1.46
15.25% [Less than] Gross Coupon [Less than or equal to] 15.50%          5          142,954.66          0.25
15.50% [Less than] Gross Coupon [Less than or equal to] 15.75%         17          431,510.18          0.77
17.00% [Less than] Gross Coupon [Less than or equal to] 17.25%          1           21,113.75          0.04
--------------------------------------------------------------------------------------------------------------
Total..........                                                      1787     $ 56,332,524.77        100.00%
==============================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       REMAINING MONTHS TO STATED MATURITY


                                                                                        Percentage of
                                                                        Aggregate        Cut-Off Date
                                                         Number of       Unpaid            Aggregate
                                                         Mortgage       Principal          Principal
      Remaining Term                                      Loans          Balance            Balance

 24 [Less than] Rem Term [Less than or equal to]  36          1           4,873.04           0.01%
 36 [Less than] Rem Term [Less than or equal to]  48          1          14,800.00           0.03%
 48 [Less than] Rem Term [Less than or equal to]  60         56         543,794.45           0.97%
 60 [Less than] Rem Term [Less than or equal to]  72          2          28,108.56           0.05%
 72 [Less than] Rem Term [Less than or equal to]  84         77         967,375.72           1.72%
 84 [Less than] Rem Term [Less than or equal to]  96         12         147,638.65           0.26%
 96 [Less than] Rem Term [Less than or equal to] 108          2          46,408.44           0.08%
108 [Less than] Rem Term [Less than or equal to] 120        193       3,679,592.57           6.53%
120 [Less than] Rem Term [Less than or equal to] 132          2          47,075.46           0.08%
132 [Less than] Rem Term [Less than or equal to] 144        209       5,129,587.41           9.11%
144 [Less than] Rem Term [Less than or equal to] 156          1          12,930.80           0.02%
168 [Less than] Rem Term [Less than or equal to] 180        376      10,410,936.63          18.48%
204 [Less than] Rem Term [Less than or equal to] 216          2          74,364.59           0.13%
228 [Less than] Rem Term [Less than or equal to] 240        325      11,373,099.48          20.19%
240 [Less than] Rem Term [Less than or equal to] 252          1          39,327.44           0.07%
276 [Less than] Rem Term [Less than or equal to] 288          1          50,409.86           0.09%
288 [Less than] Rem Term [Less than or equal to] 300        221       7,891,929.98          14.01%
324 [Less than] Rem Term [Less than or equal to] 336          3         121,258.35           0.22%
336 [Less than] Rem Term [Less than or equal to] 348          2         118,510.71           0.21%
348 [Less than] Rem Term [Less than or equal to] 360        300      15,630,502.63          27.75%
--------------------------------------------------------------------------------------------------
Total............                                         1,787      56,332,524.77         100.00%
===================================================================================================

                           ORIGINAL MONTHS TO MATURITY

                                                                                                Percentage of
                                                                                 Aggregate      Cut-Off Date
                                                                  Number of       Unpaid          Aggregate
                                                                  Mortgage       Principal        Principal
      Original Term                                                 Loans         Balance          Balance

 36 [Less than] Orig. Term [Less than or equal to]  48                 1            14,800.00       0.03%
 48 [Less than] Orig. Term [Less than or equal to]  60                56           543,794.45       0.97%
 60 [Less than] Orig. Term [Less than or equal to]  72                 2            28,108.56       0.05%
 72 [Less than] Orig. Term [Less than or equal to]  84                78           972,248.76       1.73%

 84 [Less than] Orig. Term [Less than or equal to]  96                11           126,965.33       0.23%
108 [Less than] Orig. Term [Less than or equal to] 120               196         3,746,674.33       6.65%
132 [Less than] Orig. Term [Less than or equal to] 144               209         5,109,999.40       9.07%
168 [Less than] Orig. Term [Less than or equal to] 180               379        10,490,530.90      18.62%
204 [Less than] Orig. Term [Less than or equal to] 216                 2            74,364.59       0.13%
228 [Less than] Orig. Term [Less than or equal to] 240               325        11,373,099.48      20.19%
288 [Less than] Orig. Term [Less than or equal to] 300               222         7,942,339.84      14.10%
348 [Less than] Orig. Term [Less than or equal to] 360               306        15,909,599.13      28.24%
---------------------------------------------------------------------------------------------------------
Total............                                                  1,787        56,332,524.77     100.00%
=========================================================================================================

                          DISTRIBUTION OF CONTRACT AGES

                                                                                         PercentAge of
                                                                       Aggregate         Cut-Off Date
                                                         Number of      Unpaid             Aggregate
                                                         MortgAge      Principal           Principal
                     Age                                  Loans         Balance             Balance

                Age  =                        0           1,047      33,587,114.15          59.62%
  0 [Less than] Age [Less than or equal to]   6             714      21,951,976.47          38.97%
  6 [Less than] Age [Less than or equal to]  12              11         286,967.35           0.51%
 12 [Less than] Age [Less than or equal to]  24               6         240,740.38           0.43%
 24 [Less than] Age [Less than or equal to]  36               5         154,862.47           0.27%
 36 [Less than] Age [Less than or equal to]  48               2          49,872.42           0.09%
 48 [Less than] Age [Less than or equal to]  60               1          21,664.09           0.04%
108 [Less than] Age [Less than or equal to] 120               1          39,327.44           0.07%
--------------------------------------------------------------------------------------------------
Total............                                         1,787      56,332,524.77         100.00%
==================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

NOTE: Percentages may not add to 100.00% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE / FIRST BOSTON